UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 2, 2013

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 E. Park Blvd., Suite 955

Plano, TX  75074

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 2, 2013, TGC Industries, Inc. (the “Company”) entered into the TGC Industries, Inc. Deferred Compensation Plan (the “Plan”), as evidenced by (i) The Executive Nonqualified “Excess” Plan Adoption Agreement (the “Adoption Agreement”), and (ii) The Executive Nonqualified Excess Plan, Plan Document (the “Plan Document) to be effective as of February 1, 2013.

The Plan provides a means for certain employees and independent contractors of the Company to elect to defer receipt of current compensation in order to provide retirement and other benefits.  The Plan is a nonqualified deferred compensation plan that complies with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder.

Participants under the Plan may defer a maximum of 80% of their base salary and 100% of their bonuses, commissions, and other compensation.  Participants are fully vested in their deferral contributions.  The Company may make discretionary contributions to the accounts of each active participant, which vest in increments based on the participant’s number of years of service and become fully vested upon the participant’s completion of five years of service (or earlier, upon attaining normal retirement age or the occurrence of death or disability).

Distributions are made pursuant to the Plan only upon permitted “qualifying distribution events,” which include separation from service, disability, death, unforeseeable emergencies, specified in-service dates designated by the participant at the time the participant elects to defer the compensation, and a change in control of the Company.  Depending on the event, payments are made in lump sum or in annual or quarterly installments over a term elected by the participant that is not in excess of ten years.  If the participant is a “specified employee” under Section 409A of the Code, the first payment following separation from service may be subject to a six-month delay.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to full text of the Plan, including (i) the Adoption Agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference, and (ii) the Plan Document, attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits

(d)                                 Exhibits

10.1     The Executive Nonqualified “Excess” Plan Adoption Agreement

10.2     The Executive Nonqualified Excess Plan Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: January 8, 2013	By:	/s/ Wayne A. Whitener
Wayne A. Whitener
President and CEO